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                                                                    EXHIBIT 99.5

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                          MANAGEMENT AND ADMINISTRATIVE
                               SERVICES AGREEMENT

                                 BY AND BETWEEN


                           BLUE DOLPHIN SERVICES, INC.


                                       AND

                        AMERICAN RESOURCES OFFSHORE, INC.



                                DECEMBER 2, 1999







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                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE 1
                                   DEFINITIONS

      1.1   DEFINED TERMS....................................................1
      1.2   OTHER TERMS......................................................2
      1.3   CONSTRUCTION.....................................................2

                                    ARTICLE 2
                            SERVICES PROVIDED BY BDSI

      2.1   APPOINTMENT......................................................3
      2.2   ACCEPTANCE.......................................................3
      2.3   LEGAL OWNERSHIP..................................................3
      2.4   DUTIES RETAINED BY ARO...........................................3
      2.5   EVIDENCE OF AUTHORITY; ATTORNEY-IN-FACT..........................3
      2.6   AUTHORIZED PERSONNEL.............................................3

                                    ARTICLE 3
                               MANAGEMENT SERVICES
      3.1   GENERAL..........................................................3
      3.2   MANAGEMENT SERVICES..............................................4
            (a)   ACCOUNTING.................................................4
            (b)   CASH MANAGEMENT............................................4
            (c)   GENERAL LAND FUNCTIONS; LAND TITLE AND LEASE RECORDS.......4
            (d)   CONTRACTS..................................................4
            (e)   CONTRACT ADMINISTRATION....................................4
            (f)   REPORTING TO AND MEETING WITH ARO..........................5
            (g)   MANAGEMENT REPORTS.........................................5
            (h)   SEC COMPLIANCE.............................................5
            (i)   RECORDS....................................................5
            (j)   AFE'S......................................................5
            (k)   TECHNICAL AND OPERATIONAL EXPERTISE........................6
            (l)   COMPLIANCE AND REGULATORY FILINGS..........................6
            (m)   INSURANCE..................................................6
            (n)   MARKETING..................................................6
            (o)   ADMINISTRATIVE FUNCTIONS...................................6
            (p)   TAX........................................................6
            (q)   LEGAL PROCEEDINGS..........................................6
            (r)   OTHER......................................................6
      3.3   SUPERVISION OF BDSI..............................................6
      3.4   SPECIAL SERVICES.................................................7
      3.5   FILES AND RECORDS................................................7
      3.6   BILLING AND PAYMENT..............................................7

                                    ARTICLE 4
                                 MANAGEMENT FEE
      4.1   MANAGEMENT FEE...................................................7

                                        i
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                                TABLE OF CONTENTS
                                   (Continued)
                                                                            PAGE

      4.2   SUPPLEMENTAL SERVICES FEES.......................................7
      4.3   MISCELLANEOUS EXPENSES...........................................7
      4.4   REMEDIES FOR FAILURE TO PAY......................................8
            (a)   INTEREST...................................................8
            (b)   COST OF COLLECTION.........................................8

                                    ARTICLE 5
                                    INDEMNITY
      5.1   BDSI'S INDEMNIFICATION...........................................8
      5.2   ARO'S INDEMNIFICATION............................................8
      5.3   NO ASSUMPTION OF LIABILITIES.....................................9

                                    ARTICLE 6
                                 CONFIDENTIALITY

                                    ARTICLE 7
                                    CONFLICTS


                                    ARTICLE 8
                                ACCESS AND AUDIT

      8.1   BOOKS AND RECORDS...............................................10
      8.2   RIGHT TO AUDIT..................................................10
      8.3   MAINTENANCE OF RECORDS..........................................10

                                    ARTICLE 9
                          RELATIONSHIPS OF THE PARTIES
      9.1   RELATIONSHIPS...................................................10
      9.2   TAXATION........................................................10

                                   ARTICLE 10
                          REPRESENTATION AND WARRANTIES

      10.1  REPRESENTATION AND WARRANTIES OF BDSI...........................11
            (a)   ORGANIZATION..............................................11
            (b)   AUTHORITY AND CONFLICTS...................................11
            (c)   AUTHORIZATION.............................................11
            (d)   ENFORCEABILITY............................................11
      10.2  REPRESENTATIONS AND WARRANTIES OF ARO...........................12
            (a)   ORGANIZATION..............................................12
            (b)   AUTHORITY AND CONFLICTS...................................12
            (c)   AUTHORIZATION.............................................12
            (d)   ENFORCEABILITY............................................12
            (e)   COMPLIANCE WITH LAW AND PERMITS...........................12

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                                TABLE OF CONTENTS
                                   (Continued)
                                                                            PAGE

                                   ARTICLE 11
                                      TERM

      11.1  TERM............................................................13
      11.2  HOLD OVER.......................................................13

                                   ARTICLE 12
                                     NOTICES


                                   ARTICLE 13
                                     GENERAL

      13.1  GOVERNING LAW...................................................14
      13.2  ASSIGNMENT......................................................14
      13.3  INTEGRATION.....................................................14
      13.4  WAIVER OR MODIFICATION..........................................14
      13.5  INVALID PROVISIONS..............................................14
      13.6  FORCE MAJEURE...................................................15
      13.7  MULTIPLE COUNTERPARTS...........................................15
      13.8  DISPUTE RESOLUTION..............................................15


LIST OF EXHIBITS

Exhibit A   Dispute Resolution Procedures

                                       iii
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               MANAGEMENT AND ADMINISTRATIVE SERVICES  AGREEMENT

      THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this "AGREEMENT") is dated effective as of December 2, 1999 and is by and between AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation ("ARO"), and BLUE DOLPHIN SERVICES, INC., a Delaware corporation ("BDSI"). ARO and BDSI may be referred to collectively as the "PARTIES" or individually as a "PARTY".

                                    RECITALS:

      A. ARO is engaged in the business of exploring for and producing oil and gas in the Gulf of Mexico.

      B. Blue Dolphin Exploration Company ("BDEX"), an affiliate of BDSI, has entered into that certain Investment Agreement dated July 30, 1999 (the "INVESTMENT AGREEMENT") whereby BDEX will acquire 75% of the issued and outstanding common stock of ARO.

      C. It is the intention of the Parties that BDSI will manage the business and operations of ARO.

      NOW, THEREFORE, for and in consideration of the mutual and dependent covenants, conditions, and agreements hereinafter set forth, the Parties agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS

      1.1 DEFINED TERMS. As used in this Agreement, each of the following capitalized terms shall have the meaning ascribed to them in this Section unless otherwise specified or clearly required by the context in which such term is used:

            "AFE" shall mean authority for expenditures.

            "AGREEMENT" shall have the meaning set forth in the introductory paragraph hereof.

            "AGREEMENT YEAR" shall have the meaning ascribed in SECTION 11.1.

            "ARO" shall have the meaning set forth in the introductory paragraph hereof.

            "BDEX" shall have the meaning set forth in the Recitals hereof.

            "BDSI" shall have the meaning set forth in the introductory paragraph hereof.

            "BUSINESS DAY" shall mean a day other than any day that banking institutions are required or permitted to be closed under the laws of the State of Texas.

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            "CODE" shall have the meaning set forth in SECTION 9.2.

            "COMMENCEMENT DATE" shall mean December 2, 1999.

            "CONFIDENTIAL INFORMATION" shall mean all information disclosed by either Party to the other Party relating to the disclosing Party's business and operations.

            "ENFORCEABILITY LIMITATIONS" shall mean applicable bankruptcy, reorganization or moratorium statutes, equitable principles or other similar laws affecting the rights of creditors generally.

            "HYDROCARBON" shall mean gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons.

            "INVESTMENT AGREEMENT" shall have the meaning set forth in the Recitals hereof.

            "IRS" shall have the meaning set forth in SECTION 9.2.

            "LIABILITY" shall have the meaning set forth in SECTION 5.1.

            "MANAGEMENT FEE" shall have the meaning set forth in SECTION 4.1.

            "MANAGEMENT SERVICES" shall have the meaning set forth in
      SECTION 3.2.

            "TERM" shall mean the term of this Agreement as set forth in
      ARTICLE 11.1.

            "TERMINATION DATE" shall have the meaning set forth in
      ARTICLE 11.1.

      1.2 OTHER TERMS. Other capitalized terms used in this Agreement and not defined in SECTION 1.1 shall have the meanings given them throughout this Agreement.

      1.3 CONSTRUCTION. The headings in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement. Whenever the context requires, each term stated in either the singular or the plural shall include the singular or the plural, and the gender of all words used in this Agreement includes the masculine, the feminine and the neuter. Except as otherwise noted, references to Articles and Sections refer to articles and sections of this Agreement, and all references to Exhibits are to exhibits attached hereto, each of which is made a part hereof for all purposes. Use of the word "including" shall mean, without limitation, by reason of enumeration. The use of the words "hereof," "hereunder," "hereto," "herein," "hereinafter," "hereinabove" and "hereinbelow" shall be references to this Agreement in its entirety and not only to a particular Article, Section or
Exhibit in which such reference appears.

                                      2
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                                   ARTICLE 2
                            SERVICES PROVIDED BY BDSI

      2.1 APPOINTMENT. ARO hereby appoints BDSI to provide the Management Services by and on behalf of, and for the account of, ARO, pursuant to and as set forth in this Agreement.

      2.2 ACCEPTANCE. BDSI hereby accepts the appointment provided for above and agrees to perform the duties and obligations herein imposed in a good and workmanlike manner as a reasonable person in the industry in material compliance with all applicable agreements, laws, rules and regulations and using a good faith effort which BDSI reasonably believes advances and protects the interests of ARO.

      2.3 LEGAL OWNERSHIP. BDSI shall not take title to any properties owned of record or beneficially by ARO during the Term of this Agreement. Any addition to the assets of ARO by purchase, lease or otherwise on behalf of ARO shall be acquired in the name of ARO.

      2.4 DUTIES RETAINED BY ARO. ARO shall be responsible for all duties and obligations which BDSI is not specifically required or authorized to perform on behalf of ARO pursuant to the terms of this Agreement.

      2.5 EVIDENCE OF AUTHORITY; ATTORNEY-IN-FACT. If BDSI determines it is necessary to fulfill its obligations under this Agreement, BDSI shall prepare and ARO shall execute and deliver to BDSI (i) letters of instruction to all appropriate third parties instructing such third parties to deal with BDSI with respect to all matters relating to ARO and to provide directly to BDSI all payments, invoices, notices, requests, demands, and other communications relating to ARO and its properties and assets; and (ii) powers of attorney authorizing and empowering certain employees of BDSI to carry out the rights and duties set forth herein.

      2.6 AUTHORIZED PERSONNEL. With respect to any approval or consent required from ARO pursuant to the terms of this Agreement, BDSI may rely on any authorization, consent or other instructions received from either President or Vice President. ARO may remove the authority granted to the foregoing individuals and/or authorize additional individuals to provide such consents, approvals or instructions by providing BDSI with a written statement of authorization signed by the president of ARO.

                                   ARTICLE 3
                               MANAGEMENT SERVICES

      3.1 GENERAL. BDSI will provide competent and suitable qualified personnel to perform the Management Services and agrees to use all reasonable efforts to fulfill such services diligently in accordance with the standards imposed on BDSI in this Agreement.


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      3.2 MANAGEMENT SERVICES. The management, administrative and advisory services to be provided by BDSI to ARO pursuant to this Agreement shall include the following (the "MANAGEMENT SERVICES"):

            (a) ACCOUNTING. BDSI shall maintain in good order the books and accounts, ledgers and records of ARO shall perform all day-to-day accounting functions of ARO including, without limitation, accounting matters relating to paying and receiving, billing, gas balancing, repayments under external or internal loan arrangements and contract coordination. In addition, BDSI shall do all things necessary and usual and customary in the industry to assist the outside auditors in completing ARO's annual financial audit.


            (b) CASH MANAGEMENT. BDSI shall deposit all monies received by ARO into a centralized cash management account of ARO ("CASH ACCOUNT"). Consistent with existing cash management practices of BDSI for managed accounts, such Cash Account will be utilized for the receipt of monies to satisfy obligations pertaining to ARO.

            To the extent ARO has funds available in the Cash Account pertaining to ARO and subject to the approval rights provided below, all costs, expenditures, fees, and other payments due by ARO shall be paid out of the Cash Account. BDSI shall never be obligated to make advances to ARO for the purpose of covering shortfalls in the Cash Account. Notwithstanding BDSI's payment of expenses on behalf of ARO, ARO shall be responsible for all amounts due and expenses incurred in connection with the organization and operation of ARO. To the extent that BDSI becomes aware of a cash shortfall with respect to ARO's funds in the Cash Account, BDSI shall notify ARO of such shortfall.

            (c) GENERAL LAND FUNCTIONS; LAND TITLE AND LEASE RECORDS. BDSI shall perform all day-to-day general land functions relating to ARO's assets including, without limitation, the maintenance of all oil and gas lease and land files, title conveyances, payment of delay rentals and shut-in well reports. BDSI shall liaise with any outside legal counsel approved by ARO for land and related matters where required and shall provide land information for audit and tax returns.

            (d) CONTRACTS. BDSI shall negotiate all contracts for ARO including, but not limited to loan agreements, leases, AFEs, proposed operations under joint operating agreements, division orders, gas sales contracts, pooling agreements, assignments, gas balancing agreements, farmout and farmin agreements and unit declarations, the purchase of land and the acquisition of permits, easements, rights-of-way and other property rights necessary for ARO's assets, with such persons as may be reasonable or necessary. BDSI shall notify ARO of any significant procurement of materials.

            (e) CONTRACT ADMINISTRATION. BDSI shall administer all agreements of ARO including, without limitation:

                  (i) compliance with insurance requirements established by ARO from time to time;

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                  (ii)  establishment and maintenance of bank accounts;

                  (iii) review of all invoices, preparation of recommendations for payment of all, or specified portions, of invoiced costs;

                  (iv) settlement recommendations for any disputes arising from invoices; and

                  (v) delivery of lien waivers, or releases, in form and substance reasonably acceptable to ARO, to lenders under any credit agreement or a title company issuing an owner's or mortgagee's title insurance policy, as may be applicable and compliance with all applicable federal, state and local taxes (including excise and sales taxes) which may be applicable to ARO's assets.

            (f) REPORTING TO AND MEETING WITH ARO. BDSI shall prepare and furnish periodic progress and status reports to ARO and such other reports as ARO may from time to time request. All reports furnished to ARO by BDSI shall be in a form acceptable to ARO, in ARO's reasonable discretion. Additionally, BDSI shall cause its personnel to meet with representatives of ARO from time to time as reasonably requested by ARO to review the reports provided to ARO.

            (g) MANAGEMENT REPORTS. BDSI shall provide ARO with reports which are consistent, in form and substance, with reports prepared by ARO prior to the Parties entering into this Agreement.

            (h) SEC COMPLIANCE. BDSI shall prepare or cause to be prepared all filings necessary or required by the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and applicable laws of any exchange upon which the shares of the ARO's stock are traded.

            (i) RECORDS. BDSI shall maintain on behalf of ARO all certificates, licenses, permits and approvals from all governmental agencies with jurisdiction over ARO's assets, all contracts (including, without limitation, purchase orders) negotiated with persons providing services in connection with ARO's assets, the results of any tests or analyses obtained in connection with ARO's assets and copies of invoices, checks and other accounting materials related to ARO's assets as may be reasonably requested by ARO for tax and accounting purposes. BDSI shall prepare revisions to the plans and specifications of ARO's assets to reflect the final configuration of ARO's assets and maintain such additional records relating to ARO's assets as may be reasonable or necessary to permit ARO to operate, maintain and, if applicable, further expand the existing ARO assets. All records shall be maintained in strict compliance with all regulatory requirements of the Federal Energy Regulatory Commission, Department of Transportation and any other state, federal or local governmental agency having jurisdiction over all or any portion of ARO's assets.

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            (j) AFESS. Review and make decisions with respect to AFES's proposed by the operators or other interest owners of the properties owned by ARO.

            (k) TECHNICAL AND OPERATIONAL EXPERTISE. Provide ARO with technical and operational expertise to assist ARO in connection with decisions regarding the operations of ARO's assets, including capital expenditures and major repairs and maintenance requirements. BDSI's responsibility in this regard shall include without limitation, the duty to review and timely respond to election notices and AFEs sent by all operators of ARO's assets.

            (l) COMPLIANCE AND REGULATORY FILINGS. Use all reasonable efforts to ensure that ARO complies fully with all federal, state and municipal laws, ordinances, regulations and orders relative to ARO's assets and shall prepare and file all regulatory filings required to be filed by ARO with respect to its assets. BDSI shall use all reasonable efforts to cause the appropriate parties to remedy any violation of any such law, ordinance, rule, regulation or order which comes to its attention and shall promptly notify ARO of any such violation.

            (m) INSURANCE. Provide the necessary insurance for ARO as determined by ARO's Board of Directors or as required under the insurance provisions of the applicable operating agreement for properties owned by ARO to the extent such insurance is not provided to ARO by the operator. Such insurance shall be provided at ARO's cost and expense and the cost of such insurance is not included in the Management Fee.

            (n) MARKETING. Market or cause to be marketed ARO's share of Hydrocarbon production from its properties to the extent ARO has the right to market such production under the terms of the applicable operating agreement. Any third-party costs and expenses incurred in connection with such marketing efforts shall be borne by ARO.

            (o) ADMINISTRATIVE FUNCTIONS. Perform all other reasonable or necessary administrative functions relating to ARO and its assets not specifically set forth in SECTION 3.2, including accounting, engineering, planning, financial, reporting, public relations, governmental, technical services and such other services necessary for ARO to continue its business and operations.

            (p) TAX. Prepare or cause to be prepared all required tax filings and retain all legal and accounting professionals as deemed necessary by BDSI.

            (q) LEGAL PROCEEDINGS. Institute or defend claims and other legal actions or proceedings relating to ARO or its accounts or operations. BDSI shall have the right to select the legal counsel .

            (r) OTHER. Provide such other services and support consistent with the foregoing duties and obligations.

      3.3 SUPERVISION OF BDSI. ARO has entered into this Agreement to delegate the day-to-day management of ARO to BDSI as an agent of ARO subject to the control and supervision of

                                      6
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ARO's Board of Directors and subject to the various provisions contained within this Agreement. The Parties agree that:

            (a) All actions of BDSI undertaken pursuant to this Agreement shall be subject to the general direction of ARO's Board of Directors, and BDSI shall promptly respond to all notices, requests or inquiries from ARO's Board of Directors to permit ARO to direct BDSI's performance of the Management Services. ARO, however, shall not have the right to exercise control over BDSI's day-to-day actions in providing Management Services under this Agreement;

            (b) BDSI shall not be obligated to perform the Management Services or any other or additional act for, or on behalf of, ARO requiring it to incur, directly or indirectly, any cost or expense which is not paid for, or reimbursed by, ARO pursuant to ARTICLE 4 hereof except as provided herein; and

            (c) All activities, duties and responsibilities not specifically retained by ARO are hereby delegated to BDSI; PROVIDED, HOWEVER, that ARO may at any time and from time to time perform activities, duties and responsibilities not specifically delegated to BDSI in this Agreement by notifying BDSI of such activity, duty and responsibility to be performed by ARO.

      3.4 SPECIAL SERVICES. In addition to the Management Services set out in
SECTION 3.2, ARO may request additional services which, if agreed to in writing by BDSI, shall be subject to additional billing in an amount mutually agreed on by BDSI and ARO.

      3.5 FILES AND RECORDS. All files and records maintained by BDSI regarding ARO's assets shall be the property of BDSI. However, ARO shall be entitled to review BDSI's files from time to time during regular business hours and shall be entitled (at ARO's sole cost and expense) to copies of such files to the extent such files affect ARO's assets.

      3.6 BILLING AND PAYMENT. BDSI shall submit an invoice on or before the fifteenth (15th) day of each month. The invoice shall specify the amounts due to BDSI by ARO including, without limitation, the Management Fee for the month and any other amounts which may be due to BDSI by ARO pursuant to this Agreement. All invoices rendered to ARO shall be due and payable within twenty (20) days following receipt thereof.

                                   ARTICLE 4
                                 MANAGEMENT FEE

      4.1 MANAGEMENT FEE. In consideration for the performance of the Management Services by BDSI, ARO shall pay to BDSI a fee (the "MANAGEMENT FEE") equal to ONE MILLION AND NO/100 DOLLARS ($1,000,000) per year, payable in monthly installments of EIGHTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS ($83,333).

      4.2 SUPPLEMENTAL SERVICES FEES. Fees, if any, for special services pursuant to SECTION 3.4 are in addition to the Management Fee.

      4.3 MISCELLANEOUS EXPENSES. The Management Fee shall be inclusive of all reasonable out-of-pocket expenses, administrative support costs (including, without limitation, costs related to the operation of ARO's Metairie, Louisiana office) and other costs other than those specified in this Agreement or charged by outside tax, legal, engineering and other professional advisers appointed by BDSI pursuant to this Agreement or otherwise approved by ARO. Such charges by outside consultants shall be borne directly by ARO or, if paid by BDSI, shall be reimbursed by ARO on receipt of a copy of the relevant invoice from BDSI.

      4.4 REMEDIES FOR FAILURE TO PAY. In the event that ARO shall fail to pay any invoice for the Management Fee or any other amount due to BDSI under this Agreement by the date it is due:

            (a) INTEREST. Except as to any portions of the applicable past due amounts that are subject to a bona fide dispute by ARO of which ARO has advised BDSI in writing, BDSI shall be entitled to receive interest on any such past due amounts at a monthly rate equal to the lesser of (x) the prime rate (or reference rate, as the case may be) per annum of Chase Bank of Texas plus two percent (2%) per annum or (y) the maximum non-usurious rate permitted under applicable law; and

            (b) COST OF COLLECTION. BDSI shall be entitled to receive reimbursement from ARO for any and all costs and expenses incurred in collecting past due amounts from ARO, including without limitation attorney's fees, legal expenses and court costs.

                                   ARTICLE 5
                                    INDEMNITY

      5.1 BDSI'S INDEMNIFICATION. TO THE EXTENT PERMITTED BY LAW AND NOTWITHSTANDING ANY OTHER TERM OF THIS AGREEMENT OR ANY JOINT OPERATING AGREEMENT TO THE CONTRARY, BDSI, FROM AND AFTER THE COMMENCEMENT DATE, SHALL DEFEND, INDEMNIFY AND HOLD ARO HARMLESS FROM AND AGAINST ANY AND ALL DAMAGE, LOSS, COST, EXPENSE, OBLIGATION, CLAIM OR LIABILITY, INCLUDING REASONABLE COUNSEL FEES AND REASONABLE EXPENSES OF INVESTIGATING, DEFENDING AND PROSECUTING LITIGATION (COLLECTIVELY, "LIABILITY") SUFFERED BY ARO AS A RESULT OF (i) ANY MATERIAL BREACH OF THIS AGREEMENT BY BDSI EXCEPT TO THE EXTENT BDSI IS EXCULPATED FROM LIABILITY FROM SUCH BREACH UNDER THE EXPRESS TERMS OF THIS AGREEMENT WHICH PRESCRIBE STANDARDS OF CARE BY WHICH BDSI MUST PERFORM HEREUNDER OR (ii) ANY ACT OF FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF BDSI.

      5.2 ARO'S INDEMNIFICATION. TO THE EXTENT PERMITTED BY LAW AND NOTWITHSTANDING ANY OTHER TERM OF THIS AGREEMENT OR ANY JOINT OPERATING AGREEMENT TO THE CONTRARY, ARO, FROM AND AFTER THE COMMENCEMENT DATE, SHALL DEFEND, INDEMNIFY AND HOLD BDSI HARMLESS FROM AND AGAINST ANY AND ALL LIABILITY SUFFERED BY BDSI AS A RESULT OF ITS PERFORMANCE UNDER THIS AGREEMENT, OTHER THAN SUCH LIABILITY THAT ARISES AS A RESULT OF (i) ANY MATERIAL BREACH OF THIS AGREEMENT BY BDSI

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OR (ii) ANY ACT OF FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF BDSI, BUT
INCLUDING WITHOUT LIMITATION LIABILITIES ARISING OUT OF THE SOLE OR CONCURRENT NEGLIGENCE (BUT NOT GROSS NEGLIGENCE) OF BDSI OR BDSI'S STRICT LIABILITY OR THE CONDITION OF THE ASSETS.

      5.3 NO ASSUMPTION OF LIABILITIES. BDSI has not assumed or accepted any liability for any of the obligations, debts or liabilities of ARO either related to ARO's assets or otherwise. ARO has not assumed or accepted any liability for any of the obligations, debts or liabilities of BDSI either related to ARO's assets or otherwise.

                                   ARTICLE 6
                                 CONFIDENTIALITY

      The Parties hereto agree to hold the Confidential Information in the strictest of confidence and shall not disclose such Confidential Information to any third party. Further, each Party agrees not to copy or reproduce the Confidential Information without the prior written consent of the other Party hereto. However, a Party may disclose the Confidential Information to its respective responsible officers, directors, employees, consultants, commercial lenders, and legal counsel, but only to the extent necessary to carry out the purposes for which the Confidential Information was disclosed, and each Party agrees to instruct all such persons not to disclose such Confidential Information to third parties without the prior written consent of the other Party hereto. The obligations set out in this ARTICLE 6 shall not apply to Confidential Information (if any) which is already known to a Party hereto at the time that it is disclosed, or which, before being divulged by the receiving
Party: (a) has become publicly known through no wrongful act of the receiving Party; (b) has been rightfully received from a third party without restriction on disclosure and without breach of this ARTICLE 6; (c) has been independently developed by the receiving Party; (d) has been approved for release by written authorization of the non-receiving Party; or (e) has been disclosed pursuant to requirements of a governmental agency, a law, or an order of a court having competent jurisdiction. The Parties hereby acknowledge that the unauthorized disclosure or use of such Confidential Information could cause irreparable harm and significant injury, the extent of which may be difficult or impossible to ascertain. Accordingly, the Parties agree that each shall have the right to seek an immediate injunction enjoining any breach of this ARTICLE 6. The Parties recognize and agree that nothing contained in this Agreement shall be construed as granting any rights, by way of license or otherwise, to any Confidential Information disclosed pursuant to this Agreement. All analyses, compilations, studies and other documents which are prepared for the internal use of a Party and which reflect any of the Confidential Information will be kept confidential to the same extent as the Confidential Information.

                                   ARTICLE 7
                                    CONFLICTS

      ARO acknowledges that BDSI or its affiliates (other than ARO) may own, manage and operate additional oil and gas properties and interest in the future that may compete with ARO's business. Specifically, BDSI or its affiliates (other than ARO) may own or acquire interest in the oil and gas properties comprising ARO's assets or in oil and gas properties adjacent to or in the vicinity of ARO's assets. ARO acknowledges and agrees that neither BDSI or its affiliates shall have any

                                      9
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liability or accountability to ARO for any such competing activities or interests or any profits or value generated therefrom.

                                   ARTICLE 8
                                ACCESS AND AUDIT

      8.1 BOOKS AND RECORDS. All books, records, files, data and other information relating to ARO's assets or the operation of this Agreement shall be available for inspection by ARO and its employees and agents during normal business hours on three (3) Business Days prior notice; provided, however, to the extent possible, BDSI shall provide ARO's employees with inspection rights for less substantial reviews upon receipt of reasonable notice.

      8.2 RIGHT TO AUDIT. ARO by itself or through its appointed representatives shall have the right to audit the above mentioned books and records not more than once per year on sixty (60) days prior notice and for twenty four (24) months after the termination of this Agreement.

      8.3 MAINTENANCE OF RECORDS. BDSI shall maintain and make available for the purposes of audit all books and records of account and supporting documentation for a period of at least twenty four (24) months following the end of the year to which they relate. Thereafter they shall be presumed to be correct save to the extent that exceptions have been raised by ARO as a result of any audit. In the event of any dispute, the Parties shall agree on the appointment of an independent, nationally recognized firm of accountants who shall be appointed to adjudicate the dispute and whose decision shall be final and binding in the absence of manifest error. In connection with any such dispute, the unsuccessful Party shall be responsible for all third party costs incurred with respect to such adjudication and each Party shall be responsible for their own costs incurred in connection with the adjudication of such dispute.

                                   ARTICLE 9
                          RELATIONSHIPS OF THE PARTIES

      9.1 RELATIONSHIPS. BDSI shall perform its duties hereunder as an independent contractor and it is expressly agreed that this Agreement shall not create a partnership, joint venture or association. This Agreement shall not impose a fiduciary duty, or any other heightened standard, upon BDSI in the performance of its duties hereunder. All matters pertaining to the employment, supervision, compensation, promotion and discharge of any employees or personnel of BDSI are the responsibility of BDSI, which is in all respects the employer of such employees. All such employment arrangements are solely BDSI's concern and ARO shall have no liability with respect thereto.

      9.2 TAXATION. This Agreement is not intended to create, and shall not be construed to create, a relationship, a partnership, or an association for profit between or among the Parties. Notwithstanding any provisions herein that the rights and liabilities hereunder are several and not joint or collective, or that this Agreement and operations hereunder shall not constitute a partnership, if for federal income tax purposes, this Agreement and the operation hereunder are regarded as a partnership, each Party thereby affected ELECTS TO BE EXCLUDED from the application of all of the provisions of Subchapter "K", Chapter 1, Subtitle "A", of the Internal Revenue Code of 1986, as amended (the "CODE"), as permitted and authorized by Section 761 of the Code and the regulations

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promulgated thereunder. BDSI is authorized and directed to execute on behalf of each Party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service ("IRS"), including, specifically, but not by way of limitation, all of the returns, statements, and the data required by Federal Regulation 1.761(2). Should there be any requirements that each Party hereby affected give further evidence of this election, each such Party shall execute such documents and furnish such other evidence as may be required by the IRS or as may be necessary to evidence this election. No Party shall give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the State or States in which the area covered by this Agreement is located or any future income tax laws of the United States contain provisions similar to those in Subchapter "K", Chapter 1, Subtitle "A", of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each Party hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each Party states that the income derived by such Party from operations hereunder can be adequately determined without the computation of partnership taxable income.

                                  ARTICLE 10
                          REPRESENTATION AND WARRANTIES

      10.1 REPRESENTATION AND WARRANTIES OF BDSI. BDSI agrees and represents and warrants to ARO as follows:

            (a) ORGANIZATION. BDSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) AUTHORITY AND CONFLICTS. BDSI has full corporate power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement by BDSI does not, and the consummation of the transactions contemplated by this Agreement shall not,
      (i) violate or be in conflict with, or require the consent of any person or entity under, any provision of BDSI's Certificate of Incorporation or other governing documents, (ii) conflict with, result in a breach of, constitute a default (or an event that with the lapse of time or notice, or both, would constitute a default) under, or require any consent, authorization or approval under any agreement or instrument to which BDSI is a party or is bound, or (iii) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to BDSI.

            (c) AUTHORIZATION. The execution and delivery of this Agreement have been and the performance of this Agreement and the transactions contemplated hereby shall be at the time required to be performed hereunder, duly and validly authorized by all requisite corporate action on the part of BDSI.

            (d) ENFORCEABILITY. This Agreement has been duly executed and delivered on behalf of BDSI, and constitutes a legal, valid and binding obligation of BDSI enforceable in

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      accordance with its terms, except as enforceability may be limited by
      Enforceability Limitations.

      10.2 REPRESENTATIONS AND WARRANTIES OF ARO. ARO represents and warrants to BDSI as follows:

            (a) ORGANIZATION. ARO is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in and is in good standing under the laws of each other state in which ARO's assets are located.

            (b) AUTHORITY AND CONFLICTS. ARO has full corporate power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement by ARO does not, and the consummation of the transactions contemplated by this Agreement shall not,
      (i) violate or be in conflict with, or require the consent of any person or entity under, any provision of ARO's Certificate of Incorporation or other governing documents, (ii) conflict with, result in a breach of, constitute a default (or an event that with the lapse of time or notice, or both would constitute a default) under, or require any consent, authorization or approval under any agreement or instrument to which ARO is a party that affects ARO's assets, or (iii) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to ARO.

            (c) AUTHORIZATION. The execution and delivery of this Agreement have been, and the performance of this Agreement and the transactions contemplated hereby shall be at the time required to be performed hereunder, duly and validly authorized by all requisite corporate action on the part of ARO.

            (d) ENFORCEABILITY. This Agreement has been duly executed and delivered on behalf of ARO and constitutes the legal, valid and binding obligation of ARO enforceable in accordance with its terms, except as enforceability may be limited by Enforceability Limitations.

            (e) COMPLIANCE WITH LAW AND PERMITS. To the best of ARO's knowledge except as disclosed in the Investment Agreement, ARO and its assets are in compliance with the provisions and requirements of all laws, rules, regulations, ordinances, orders, decisions and decrees of all governmental authorities having jurisdiction with respect to its assets or the ownership or operation of any thereof. To the best of ARO's knowledge, except as disclosed in the Investment Agreement, all necessary governmental permits, licenses, approvals, consents, certificates and other authorizations with regard to the ownership of its assets have been obtained and maintained in effect and no violations exist or have been recorded in respect of such permits, licenses, approvals, consents, certificates or authorizations. To the best of ARO's knowledge, except as disclosed in the Investment Agreement, none of the documents or materials filed with or furnished to any governmental authority with respect to its assets or the ownership thereof contains any untrue statement of a material fact or omits any statement of a material fact necessary to make the statements therein not misleading.

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                                   ARTICLE 11
                                      TERM

      11.1 TERM. Unless sooner terminated pursuant to this Section 11.1, this Agreement shall be effective as of the Commencement Date and shall continue in force for the remainder of 1999 and all of 2000 and shall continue thereafter for each subsequent calendar year on a year-to-year basis (each calendar year beginning with 1999 being an "AGREEMENT YEAR") until terminated by either BDSI or ARO by providing written notice of such termination thirty (30) days prior to the end of an Agreement Year. This Agreement shall terminate at the close of business on the last day (the "TERMINATION DATE") of the Agreement Year in which proper notice of termination was given by either Party hereto. In addition, in the event either BDSI or ARO fails to comply with any of the terms and conditions of this Agreement or breaches any representation contained herein and such failure or breach continues for ten (10) days after the delivery of written notice, the defaulting party will be liable for any and all costs, expenses, losses or liabilities sustained or incurred by the non-defaulting party. Notwithstanding any termination of this Agreement, BDSI and ARO expressly agree that all provisions of this Agreement that contemplate performance after the expiration or earlier termination hereof shall survive such expiration or earlier termination of this Agreement.

      11.2 HOLD OVER. Notwithstanding the terms of SECTION 11.1 above, if ARO desires it and ARO notifies BDSI in writing of such desire at least fifteen (15) days prior to the scheduled Termination Date, then this Agreement shall be extended and not terminated for a period of up to six (6) calendar months in order to allow ARO to identify and contract with a replacement service provider. During such hold over period, all of the provisions of this Agreement shall apply in a manner modified to be consistent with such shortened Agreement Year; PROVIDED, HOWEVER, BDSI shall be entitled to receive an upwards adjustment of the Management Fee of not less than ten percent (10%) should such period of the extension of this Agreement exceed three (3) calendar months.

                                   ARTICLE 12
                                     NOTICES

      All notices required or permitted under this Agreement shall be in writing and, (i) if by air courier, shall be deemed to have been given one (1) Business Day after the date deposited with a recognized carrier of overnight mail, with all freight or other charges prepaid, (ii) if by telegram, shall be deemed to have been given one (1) Business Day after delivered to the wire service, (iii) if by telex, provided an answer back is received, shall be deemed to have been given when sent, (iv) if mailed, shall be deemed to have been given three (3) Business Days after the date when sent by registered or certified mail, postage prepaid, and (v) if sent by telecopier, shall be deemed to have been given when sent, addressed as follows:

            ARO:        American Resources Offshore, Inc.
                        3141 Beaumont Centre Circle
                        Suite 203
                        Lexington, Kentucky 40513
                        Attention:  President
                        Telecopier: (606) 514-7425

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
            BDSI:       Blue Dolphin Services, Inc.
                        801 Travis, Suite 2100
                        Houston, Texas 77002
                        Attention:  G. Brian Lloyd, Vice President
                        Telecopier: (713) 227-7626

      Either Party to this Agreement may change the address provided for above by notifying the other Party in writing at least thirty (30) days prior to the date such address change shall become effective.

                                   ARTICLE 13
                                     GENERAL

      13.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY PRINCIPLES OR CONFLICTS OR LAWS.

      13.2 ASSIGNMENT. No assignment of this Agreement or any of the rights or obligations set forth herein by either Party shall be valid without the specific written consent of the other Party.

      13.3 INTEGRATION. This Agreement, the Exhibits hereto and the other agreements to be entered into by the Parties under the provisions of this Agreement, if any, set forth the entire agreement and understanding of the Parties in respect of the transactions contemplated hereby and supersede all prior agreements, prior arrangements and prior understandings relating to the subject matter hereof.

      13.4 WAIVER OR MODIFICATION. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by a duly authorized officer of BDSI and ARO, or, in the case of a waiver or consent, by or on behalf of the Party or Parties waiving compliance or giving such consent. The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by any Party of any condition, or of any breach of any covenant, agreement, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of any breach of any other covenant, agreement, representation or warranty.

      13.5 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

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      13.6 FORCE MAJEURE. The Parties hereto shall be excused for failure to perform the respective obligations hereunder (other than a failure relating to payment obligations imposed hereunder) to the extent that such failure is directly or indirectly caused by an occurrence commonly known as force majeure, including, without limitation, delays arising from fire, earthquake, flood or other acts of God, acts or orders of a government, agency or instrumentality thereof, acts of a public enemy, riots, embargoes, strikes or other consorted acts of workers, casualties or accidents, failure or delay in deliveries or materials or transportation, shortages of labor or materials, communications failure or any other causes, circumstances or contingencies, that are beyond the reasonable control of the Party unable to perform. The Party claiming a force majeure event shall, to the extent reasonably possible, remedy such force majeure event with all reasonable dispatch.

      13.7 MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute, collectively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

      13.8 DISPUTE RESOLUTION. All disputes among BDSI and ARO arising out of any matters which are the subject of this Agreement shall be resolved through the mediation and binding arbitration procedure set forth in EXHIBIT A. Compliance with this SECTION 13.8 and the procedures set forth in EXHIBIT A shall constitute a condition precedent to either Party seeking judicial enforcement of any provisions of this Agreement. The Parties agree that the provisions of EXHIBIT A are a severable, independent arbitration agreement separately enforceable from the remainder of this Agreement.



      EXECUTED as of the date first set forth above.

                                    AMERICAN RESOURCES OFFSHORE, INC.


                                    By: /s/ DAVID STETSON
                                    Printed Name: David Stetson
                                    Title: V.P. & General Counsel



                                    BLUE DOLPHIN SERVICES, INC.


                                    By: /s/ JOHN P. ATWOOD
                                    Printed Name: John P. Atwood
                                    Title: Vice President

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